Exhibit 10.1

FIRST LIEN INTERCREDITOR AGREEMENT

among

THE GEO GROUP, INC.,

GEO CORRECTIONS HOLDINGS, INC.,

THE OTHER GRANTORS PARTY HERETO,

CITIZENS BANK, N.A.,

as Credit Agreement Collateral Agent,

CITIZENS BANK, N.A.,

as Authorized Representative for the Credit Agreement Secured Parties,

ANKURA TRUST COMPANY, LLC,

as Initial Additional Collateral Agent,

ANKURA TRUST COMPANY, LLC,

as the Initial Additional Authorized Representative,

and

each additional Authorized Representative from time to time party hereto dated as of April 18, 2024

i

ii

FIRST LIEN INTERCREDITOR AGREEMENT, dated as of April 18, 2024 (as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time, this “Agreement”), among THE GEO GROUP, INC., a Florida corporation (the “Company”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with the Company, the “Borrowers”), the other Grantors (as defined below) from time to time party hereto, CITIZENS BANK, N.A., as collateral agent for the Credit Agreement Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Credit Agreement Collateral Agent”), CITIZENS BANK, N.A., as Authorized Representative (as defined below) for the Credit Agreement Secured Parties, ANKURA TRUST COMPANY, LLC, as collateral agent for the Initial Additional Secured Parties (as defined below) (in such capacity and together with its successors in such capacity, the “Initial Additional Collateral Agent”), ANKURA TRUST COMPANY, LLC, as Authorized Representative for the Initial Additional Secured Parties (in such capacity and together with its successors in such capacity, the “Initial Additional Authorized Representative”), and each additional Authorized Representative and additional Collateral Agent from time to time party hereto for the other Additional Secured Parties of the Series (as defined below) with respect to which it is acting in such capacity.

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Credit Agreement Collateral Agent, the Administrative Agent (as defined below) (for itself and on behalf of the Credit Agreement Secured Parties), the Initial Additional Collateral Agent, the Initial Additional Authorized Representative (for itself and on behalf of the Initial Additional Secured Parties) and each additional Authorized Representative and Collateral Agent (for itself and on behalf of the Additional Secured Parties of the applicable Series) agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Certain Defined Terms. Capitalized terms used but not otherwise defined herein have the meanings set forth in the Credit Agreement (as defined below) or, if defined in the New York UCC, the meanings specified therein. As used in this Agreement, the following terms have the meanings specified below:

“Additional Documents” means, with respect to the Initial Additional Obligations or any Series of Additional Senior Class Debt, the notes, indentures, credit agreements, security documents and other operative agreements evidencing or governing such Indebtedness and the Liens securing such Indebtedness, including the Initial Additional Documents and the Additional Security Documents and each other agreement entered into for the purpose of securing the Initial Additional Obligations or any Series of Additional Senior Class Debt; provided that, in each case, the Indebtedness thereunder (other than the Initial Additional Obligations) has been designated as Additional Obligations pursuant to Section 5.13.

“Additional Obligations” means, (i) with respect to the Initial Additional Documents, the Initial Additional Obligations, and (ii) with respect to any other Additional Documents, all amounts owing to any Additional Secured Party by any Grantor pursuant to the terms of any such Additional Document, including, without limitation, all amounts in respect of any principal, premium, interest (including any interest and fees accruing subsequent to the commencement of a Bankruptcy Case at the rate provided for in the respective Additional Document, whether or not such interest and fees are an allowed claim under any such proceeding or under applicable state, federal or foreign law), penalties, fees, expenses, indemnifications, reimbursements, damages and other liabilities, and guarantees of the foregoing amounts.

“Additional Secured Party” means (i) with respect to the Initial Additional Obligations, the Initial Additional Secured Parties, and (ii) with respect any other Additional Obligations, the holders thereof and any Authorized Representative and any Collateral Agent with respect thereto.

“Additional Security Documents” means any collateral agreement, security agreement or any other document now existing or entered into after the date hereof that creates Liens on any assets or properties of any Grantor to secure the Additional Obligations.

“Additional Senior Class Debt” has the meaning assigned to such term in Section 5.13.

“Additional Senior Class Debt Parties” has the meaning assigned to such term in Section 5.13.

“Additional Senior Class Debt Representative” has the meaning assigned to such term in Section 5.13.

“Administrative Agent” has the meaning assigned to such term in the definition of “Credit Agreement” (including any successor as a result of any Refinancing or other modification of the Credit Agreement permitted by the terms thereof).

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Applicable Authorized Representative” means, with respect to any Shared Collateral, (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Administrative Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Major Non-Controlling Authorized Representative.

“Applicable Collateral Agent” means (i) until the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Credit Agreement Collateral Agent and (ii) from and after the earlier of (x) the Discharge of Credit Agreement Obligations and (y) the Non-Controlling Authorized Representative Enforcement Date, the Collateral Agent for the Series of Additional Secured Parties represented by the Major Non-Controlling Authorized Representative at such time.

“Authorized Representative” means, at any time, (i) in the case of any Credit Agreement Obligations or the Credit Agreement Secured Parties, the Administrative Agent, (ii) in the case of the Initial Additional Obligations or the Initial Additional Secured Parties, the Initial Additional Authorized Representative, and (iii) in the case of any other Series of Additional Obligations or Additional Secured Parties that become subject to this Agreement after the date hereof, the administrative agent, trustee or collateral agent named as authorized representative for such Series in the applicable Joinder Agreement.

“Bankruptcy Case” has the meaning assigned to such term in Section 2.05(b).

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Borrowers” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Collateral” means all assets and properties subject to Liens created pursuant to any Security Document to secure one or more Series of First Lien Obligations.

“Collateral Agent” means (i) in the case of any Credit Agreement Obligations, the Credit Agreement Collateral Agent, (ii) in the case of the Initial Additional Obligations, the Initial Additional Collateral Agent and (iii) in the case of any other Series of Additional Obligations or Additional Secured Parties that become subject to this Agreement after the date hereof, the “collateral agent” named for such Series in the applicable Joinder Agreement.

“Company” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Controlling Secured Parties” means, with respect to any Shared Collateral, (i) at any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, the Credit Agreement Secured Parties and (ii) at any other time, the Series of Secured Parties whose Authorized Representative is the Applicable Authorized Representative for such Shared Collateral.

“Credit Agreement” means that certain Credit Agreement, dated as of April 18, 2024, among the Borrowers, the lenders from time to time party thereto, and Citizens Bank, N.A., as administrative agent (in such capacity and together with its successors in such capacity, the “Administrative Agent”), as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Credit Agreement Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement Collateral Agreement” means the Collateral Agreement (as defined in the Credit Agreement), as amended, restated, amended and restated, extended, supplemented, replaced or otherwise modified from time to time.

“Credit Agreement Collateral Documents” means the Credit Agreement Collateral Agreement, the other Security Documents (as defined in the Credit Agreement) and each other agreement entered into in favor of the Credit Agreement Collateral Agent for the purpose of securing any Credit Agreement Obligations.

“Credit Agreement Obligations” means all “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“DIP Financing” has the meaning assigned to such term in Section 2.05(b).

“DIP Financing Liens” has the meaning assigned to such term in Section 2.05(b).

“DIP Lenders” has the meaning assigned to such term in Section 2.05(b).

“Discharge” means, with respect to any Shared Collateral and any Series of First Lien Obligations, the date on which such Series of First Lien Obligations is no longer secured by its terms on an equal and ratable basis on such Shared Collateral as the other then existing First Lien Obligations (subject to Section 1.03) and all commitments under such Series of First Lien Obligations have terminated. The term “Discharged” shall have a corresponding meaning.

“Discharge of Credit Agreement Obligations” means, with respect to any Shared Collateral, the Discharge of the Credit Agreement Obligations with respect to such Shared Collateral; provided that the Discharge of Credit Agreement Obligations shall not be deemed to have occurred in connection with a Refinancing of such Credit Agreement Obligations with additional First Lien Obligations secured by such Shared Collateral under an Additional Document which has been designated in writing by the Administrative Agent (under the Credit Agreement so Refinanced) to each other Collateral Agent and each other Authorized Representative as the “Credit Agreement” for purposes of this Agreement.

“Event of Default” means an “Event of Default” (or similarly defined term) as defined in any Secured Credit Document.

“First Lien Obligations” means, collectively, (i) the Credit Agreement Obligations, (ii) the Initial Additional Obligations and (iii) each other Series of Additional Obligations.

“Grantors” means each Borrower, each of the Guarantors (as defined in the Credit Agreement) and each other Subsidiary of the Company that has granted, pledged or charged a security interest pursuant to any Security Document to secure any Series of First Lien Obligations. The Grantors existing on the date hereof are set forth in Annex I hereto.

“Impairment” has the meaning assigned to such term in Section 1.03.

“Initial Additional Agreement” means that certain Indenture, dated as of April 18, 2024, among the Company, the Initial Guarantors (as defined therein) and Ankura Trust Company, LLC, as Trustee (as defined therein) and as Collateral Agent, as amended, restated, amended and restated, extended, supplemented or otherwise modified from time to time.

“Initial Additional Authorized Representative” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Initial Additional Collateral Agreement” means that certain Collateral Agreement, dated as of April 18, 2024, among the Company, the other Grantors (as defined therein) and the Initial Additional Collateral Agent, as amended, restated, amended and restated, extended, supplemented, replaced or otherwise modified from time to time.

“Initial Additional Documents” means the Initial Additional Agreement, the debt securities issued thereunder, the Initial Additional Collateral Agreement and any other security documents and other operative agreements evidencing or governing the Indebtedness thereunder, and the Liens securing such Indebtedness.

“Initial Additional Obligations” means the “Obligations” as such term is defined in the Initial Additional Agreement.

“Initial Additional Secured Parties” means the Initial Additional Collateral Agent, the Initial Additional Authorized Representative and the holders of the Initial Additional Obligations issued pursuant to the Initial Additional Agreement.

“Insolvency or Liquidation Proceeding” means:

(1) any case or other proceeding commenced by or against the Company or any other Grantor under any Bankruptcy Law, any other case or proceeding for the reorganization, recapitalization or adjustment or marshalling of the assets or liabilities of the Company or any other Grantor, any receivership or assignment for the benefit of creditors relating to the Company or any other Grantor or any similar case or proceeding relative to the Company or any other Grantor or its creditors, as such, in each case whether or not voluntary;

(2) any liquidation, dissolution, marshalling of assets or liabilities or other winding up of or relating to the Company or any other Grantor, in each case whether or not voluntary and whether or not involving bankruptcy or insolvency; or

(3) any other case or proceeding of any type or nature in which substantially all claims of creditors of the Company or any other Grantor are determined and any payment or distribution is or may be made on account of such claims.

“Intervening Creditor” has the meaning assigned to such term in Section 2.01(a).

“Joinder Agreement” means a joinder to this Agreement substantially in the form of Annex II hereto required to be delivered by an Authorized Representative to each Collateral Agent and each Authorized Representative pursuant to Section 5.13 hereof in order to establish an additional Series of Additional Obligations and add Additional Secured Parties hereunder.

“Lien” means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any security interest).

“Major Non-Controlling Authorized Representative” means, with respect to any Shared Collateral, the Authorized Representative of the Series of Additional Obligations that constitutes the largest outstanding principal amount of any then outstanding Series of First Lien Obligations with respect to such Shared Collateral; provided, however, that if there are two outstanding Series of Additional Obligations which have an equal outstanding principal amount, the Series of Additional Obligations with the earlier maturity date shall be considered to have the larger outstanding principal amount for purposes of this definition.

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Non-Controlling Authorized Representative” means, at any time with respect to any Shared Collateral, any Authorized Representative that is not the Applicable Authorized Representative at such time with respect to such Shared Collateral.

“Non-Controlling Authorized Representative Enforcement Date” means, with respect to any Non-Controlling Authorized Representative, the date which is 180 days (throughout which 180-day period such Non-Controlling Authorized Representative was the Major Non-Controlling Authorized Representative) after the occurrence of both (i) an Event of Default (under and as defined in the Additional Document under which such Non-Controlling Authorized Representative is the Authorized Representative) and (ii) each Collateral Agent’s and each other Authorized Representative’s receipt of written notice from such Non-Controlling Authorized Representative certifying that (x) such Non-Controlling Authorized Representative is the Major Non-Controlling Authorized Representative and that an Event of Default (under and as defined in the Additional Document under which such Non-Controlling Authorized Representative is the Authorized Representative) has occurred and is continuing and (y) the Additional Obligations of the Series with respect to which such Non-Controlling Authorized Representative is the Authorized Representative are currently due and payable in full (whether as a result of acceleration thereof or otherwise) in accordance with the terms of the applicable Additional Document; provided that such Event of Default (under and as defined in the Additional Document under which such Non-Controlling Authorized Representative is the Authorized Representative) shall be continuing at the end of such 180-day period; provided, further that the Non-Controlling Authorized Representative Enforcement Date shall be stayed and shall not occur and shall be deemed not to have occurred with respect to any Shared Collateral (1) at any time the Administrative Agent or the Credit Agreement Collateral Agent (or the Applicable Authorized Representative or the Applicable Collateral Agent, as applicable) has commenced and is diligently pursuing any enforcement action with respect to such Shared Collateral or (2) at any time any Grantor which has granted a security interest in such Shared Collateral is then a debtor under or with respect to (or otherwise subject to) any Insolvency or Liquidation Proceeding.

“Non-Controlling Secured Parties” means, with respect to any Shared Collateral, the Secured Parties which are not Controlling Secured Parties with respect to such Shared Collateral.

“Possessory or Controlled Collateral” means any Shared Collateral in the possession and/or control of a Collateral Agent (or its agents or bailees), to the extent that possession and/or control thereof perfects a Lien thereon under the Uniform Commercial Code of any jurisdiction. Possessory or Controlled Collateral includes, without limitation, any Certificated Securities, Promissory Notes, Instruments and Chattel Paper, in each case, delivered to or in the possession of and/or under the control of any Collateral Agent under the terms of the Security Documents.

“Proceeds” has the meaning assigned to such term in Section 2.01(a).

“Refinance” means, in respect of any indebtedness, to refinance, extend, renew, defease, amend, increase, modify, supplement, restructure, refund, replace, restate or repay, or to issue or incur other indebtedness or enter into alternative financing arrangements, in exchange or replacement for such indebtedness (in whole or in part), including by adding or replacing lenders, creditors, agents, borrowers and/or guarantors, and including in each case, but not limited to, after the original instrument giving rise to such indebtedness has been terminated and including, in each case, through any credit agreement, indenture or other agreement. “Refinanced” and “Refinancing” have correlative meanings.

“Secured Credit Document” means (i) the Credit Agreement and each other Loan Document (as defined in the Credit Agreement), (ii) each Initial Additional Document, and (iii) each other Additional Document.

“Secured Parties” means (i) the Credit Agreement Secured Parties and (ii) the Additional Secured Parties with respect to each Series of Additional Obligations.

“Security Documents” means, collectively, (i) the Credit Agreement Collateral Documents and (ii) the Additional Security Documents.

“Series” means (a) with respect to the Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such), (ii) the Initial Additional Secured Parties (in their capacities as such), and (iii) the Additional Secured Parties that become subject to this Agreement after the date hereof that are represented by a common Authorized Representative (in its capacity as such for such Additional Secured Parties) and (b) with respect to any First Lien Obligations, each of (i) the Credit Agreement Obligations, (ii) the Initial Additional Obligations, and (iii) the Additional Obligations incurred pursuant to any Additional Document, which pursuant to any Joinder Agreement are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Additional Obligations).

“Shared Collateral” means, at any time, Collateral in which the holders of two or more Series of First Lien Obligations (or their respective Authorized Representatives or Collateral Agents, in each case, on behalf of such holders) hold a valid and perfected security interest at such time. If more than two Series of First Lien Obligations are outstanding at any time and the holders of less than all Series of First Lien Obligations (or their respective Authorized Representatives or Collateral Agents, in each case, on behalf of such holders) hold a valid and perfected security interest in any Collateral at such time, then such Collateral shall constitute Shared Collateral for those Series of First Lien Obligations that hold a valid and perfected security interest in such Collateral at such time and shall not constitute Shared Collateral for any Series which does not have a valid and perfected security interest in such Collateral at such time.

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections and Annexes shall be construed to refer to Articles and Sections of, and Annexes to, this Agreement, (e) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified, supplemented, reenacted or redesignated from time to time and (f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03. Impairments. It is the intention of the Secured Parties of each Series that the holders of First Lien Obligations of such Series (and not the Secured Parties of any other Series) bear the risk of (i) any determination by a court of competent jurisdiction that (x) any of the First Lien Obligations of such Series are unenforceable under applicable law or are subordinated to any other obligations (other than another Series of First Lien Obligations), (y) any of the First Lien Obligations of such Series do not have an enforceable security interest in any of the Collateral securing any other Series of First Lien Obligations and/or (z) any intervening security interest exists securing any other obligations (other than another Series of First Lien Obligations) on a basis ranking prior to the security interest of such Series of First Lien Obligations but junior to the security interest of any other Series of First Lien Obligations or (ii) the existence of any Collateral for any other Series of First Lien Obligations that is not Shared Collateral (any such condition referred to in the foregoing clause (i) or (ii) with respect to any Series of First Lien Obligations, an “Impairment” of such Series); provided that the existence of a maximum claim with respect to any real property subject to a mortgage which applies to all First Lien Obligations shall not be deemed to be an Impairment of any Series of First Lien Obligations. In the event of any Impairment with respect to any Series of First Lien Obligations, the results of such Impairment shall be borne solely by the holders of such Series of First Lien Obligations, and the rights of the holders of such Series of First Lien Obligations (including, without limitation, the right to receive distributions in respect of such Series of First Lien Obligations pursuant to Section 2.01) set forth herein shall be modified to the extent necessary so that the effects of such Impairment are borne solely by the holders of the Series of such First Lien Obligations subject to such Impairment. Additionally, in the event the First Lien Obligations of any Series are modified pursuant to applicable law (including, without limitation, pursuant to Section 1129 of the Bankruptcy Code), any reference to such First Lien Obligations or the Security Documents governing such First Lien Obligations shall refer to such obligations or such documents as so modified.

ARTICLE II

Priorities and Agreements with Respect to Shared Collateral

SECTION 2.01. Priority of Claims.

(a) Anything contained herein or in any of the Secured Credit Documents to the contrary notwithstanding (but subject to Section 1.03), if an Event of Default has occurred and is continuing, and the Applicable Collateral Agent or any Secured Party is taking action to enforce rights or remedies in respect of any Shared Collateral, or any distribution is made in respect of any Shared Collateral in any Bankruptcy Case or Insolvency or Liquidation Proceeding of the Company or any other Grantor or any Secured Party receives any payment pursuant to any intercreditor agreement (other than this Agreement) with respect to any Shared Collateral, the proceeds of any sale, collection or other liquidation of any such Shared Collateral by any Secured Party on account of such enforcement of rights or remedies or received by the Applicable Collateral Agent or any Secured Party pursuant to any such intercreditor agreement with respect to such Shared Collateral and proceeds of any such distribution (subject, in the case of any such distribution, payments or proceeds, to the sentence immediately following) (all proceeds of any sale, collection or other liquidation of any Shared Collateral and all proceeds of any such payment or distribution being collectively referred to as “Proceeds”) shall be applied (i) FIRST, to the payment of all amounts owing to each Collateral Agent and each Authorized Representative (in their respective capacity as such) on a ratable basis pursuant to the terms of any Secured Credit Document, (ii) SECOND, subject to Section 1.03, to the payment in full of the First Lien Obligations of each Series on a ratable basis, with such Proceeds to be applied to the First Lien Obligations of a given Series in accordance with the terms of the applicable Secured Credit Documents until the Discharge of each Series of outstanding First Lien Obligations, and (iii) THIRD, after payment of all First Lien Obligations in full, to the Company and the other Grantors or their successors or assigns, as their interests may appear, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. If, despite the provisions of this Section 2.01(a), any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the First Lien Obligations to which it is then entitled in accordance with this Section 2.01(a), such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Section 2.01(a). Notwithstanding the foregoing, with respect to any Shared Collateral upon which a third party (other than a Secured Party) has a lien or security interest that is junior in priority to the security interest of any Series of First Lien Obligations but senior (as determined by appropriate legal proceedings in the case of any dispute) to the security interest of any other Series of First Lien Obligations (such third party, an “Intervening Creditor”), the value of any Shared Collateral or Proceeds which are allocated to such Intervening Creditor shall be deducted on a ratable basis solely from the Shared Collateral or Proceeds to be distributed in respect of the Series of First Lien Obligations with respect to which such Impairment exists.

(b) It is acknowledged that the First Lien Obligations of any Series may, subject to the limitations set forth in the then extant Secured Credit Documents, be increased, extended, renewed, replaced, restated, supplemented, restructured, repaid, refunded, Refinanced or otherwise amended or modified from time to time, all without affecting the priorities set forth in Section 2.01(a) or the provisions of this Agreement defining the relative rights of the Secured Parties of any Series.

(c) Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing any Series of First Lien Obligations granted on the Shared Collateral and notwithstanding any provision of the Uniform Commercial Code of any jurisdiction, or any other applicable law or the Secured Credit Documents or any defect or deficiencies in the Liens securing the First Lien Obligations of any Series or any other circumstance whatsoever (but, in each case, subject to Section 1.03), each Secured Party hereby agrees that the Liens securing each Series of First Lien Obligations on any Shared Collateral shall be of equal priority.

(d) Notwithstanding anything in this Agreement or any other Security Documents to the contrary, Collateral consisting of cash and cash equivalents pledged to secure Credit Agreement Obligations consisting of reimbursement obligations in respect of Letters of Credit or otherwise held by the Administrative Agent or the Credit Agreement Collateral Agent pursuant to Section 2.05, 2.16(f) or 2.18 of the Credit Agreement (or any equivalent successor provision) shall be applied as specified in the Credit Agreement and will not constitute Shared Collateral.

SECTION 2.02. Actions with Respect to Shared Collateral; Prohibition on Contesting Liens.

(a) Only the Applicable Collateral Agent shall act or refrain from acting with respect to any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral). At any time when the Credit Agreement Collateral Agent is the Applicable Collateral Agent, no Additional Secured Party shall, or shall instruct any Collateral Agent to, and neither the Initial Additional Collateral Agent nor any other Collateral Agent that is not the Applicable Collateral Agent shall, commence any judicial or nonjudicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Additional Security Document, applicable law or otherwise, it being agreed that only the Credit Agreement Collateral Agent (or any Person authorized by it), acting in accordance with the Credit Agreement Collateral Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral at such time.

(b) With respect to any Shared Collateral at any time when the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, (i) the Applicable Collateral Agent shall act only on the instructions of the Applicable Authorized Representative, (ii) the Applicable Collateral Agent shall not follow any instructions with respect to such Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral) from any Non-Controlling Authorized Representative (or any other Secured Party other than the Applicable Authorized Representative) and (iii) no Non-Controlling Authorized Representative or other Secured Party (other than the Applicable Authorized Representative) shall, or shall instruct the Applicable Collateral Agent to, commence any judicial or non-judicial foreclosure proceedings with respect to, seek to have a trustee, receiver, liquidator or similar official appointed for or over, attempt any action to take possession of, exercise any right, remedy or power with respect to, or otherwise take any action to enforce its security interest in or realize upon, or take any other action available to it in respect of, any Shared Collateral (including with respect to any intercreditor agreement with respect to any Shared Collateral), whether under any Security Document, applicable law or otherwise, it being agreed that only the Applicable Collateral Agent, acting on the instructions of the Applicable Authorized Representative and in accordance with the applicable Additional Security Documents, shall be entitled to take any such actions or exercise any such remedies with respect to Shared Collateral.

(c) Notwithstanding the equal priority of the Liens securing each Series of First Lien Obligations, the Applicable Collateral Agent (acting on the instructions of the Applicable Authorized Representative) may deal with the Shared Collateral as if such Applicable Collateral Agent had a senior Lien on such Collateral. No Non-Controlling Authorized Representative or Non-Controlling Secured Party will contest, protest or object (or support any other Person in contesting, protesting or objecting) to any foreclosure proceeding or action brought by the Applicable Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party or any other exercise by the Applicable Collateral Agent, the Applicable Authorized Representative or any Controlling Secured Party of any rights and remedies relating to the Shared Collateral, or to cause the Applicable Collateral Agent to do so. The foregoing shall not be construed to limit the rights and priorities of any Secured Party, the Applicable Collateral Agent or any Authorized Representative with respect to any Collateral not constituting Shared Collateral.

(d) Each of the Secured Parties agrees that it will not (and hereby waives any right to) question or contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity, attachment or enforceability of a Lien held by or on behalf of any of the Secured Parties on all or any part of the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of any Collateral Agent or any Authorized Representative to enforce this Agreement.

SECTION 2.03. No Interference; Payment Over.

(a) Each Secured Party agrees that (i) it will not challenge or question in any proceeding the validity or enforceability of any First Lien Obligations of any Series or any Security Document or the validity, attachment, perfection or priority of any Lien under any Security Document or the validity or enforceability of the priorities, rights or duties established by or other provisions of this Agreement, (ii) it will not take or cause to be taken any action the purpose or intent of which is, or could be, to interfere, hinder or delay, in any manner, whether by judicial proceedings or otherwise, any sale, transfer or other disposition of the Shared Collateral by the Applicable Collateral Agent, (iii) except as provided in Section 2.02, it shall have no right to (A) direct the Applicable Collateral Agent or any other Secured Party to exercise, and shall not exercise, any right, remedy or power with respect to any Shared Collateral (including pursuant to any intercreditor agreement) or (B) consent to the exercise by the Applicable Collateral Agent or any other Secured Party of any right, remedy or power with respect to any Shared Collateral, (iv) it will not institute any suit or assert in any suit, bankruptcy, insolvency or other proceeding any claim against the Applicable Collateral Agent or any other Secured Party seeking damages from or other relief by way of specific performance, instructions or otherwise with respect to any Shared Collateral, and none of the Applicable Collateral Agent, any Applicable Authorized Representative or any other Secured Party shall be liable for any action taken or omitted to be taken by the Applicable Collateral Agent, such Applicable Authorized Representative or other Secured Party with respect to any Shared Collateral in accordance with the provisions of this Agreement, (v) other than in the case of the Applicable Collateral Agent, it will not seek, and hereby waives any right, to have any Shared Collateral or any part thereof marshalled upon any foreclosure or other disposition of such Collateral and (vi) it will not attempt, directly or indirectly, whether by judicial proceedings or otherwise, to challenge the enforceability of any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Applicable Collateral Agent or any other Secured Party to enforce this Agreement.

(b) Each Secured Party hereby agrees, that if it shall obtain possession of any Shared Collateral or shall realize any proceeds or payment in respect of any such Shared Collateral, pursuant to any Security Document or by the exercise of any rights available to it under applicable law or in any Insolvency or Liquidation Proceeding or through any other exercise of remedies (including pursuant to any intercreditor agreement), at any time prior to the Discharge of each of the First Lien Obligations, then it shall hold such Shared Collateral, proceeds or payment in trust for the other Secured Parties and promptly transfer such Shared Collateral, proceeds or payment, as the case may be, to the Applicable Collateral Agent, to be distributed in accordance with the provisions of Section 2.01.

SECTION 2.04. Automatic Release of Liens.

(a) If at any time the Applicable Collateral Agent forecloses upon or otherwise exercises remedies against any Shared Collateral resulting in a sale or disposition thereof, then (whether or not any Insolvency or Liquidation Proceeding is pending at the time) the Liens in favor of each other Collateral Agent for the benefit of each Series of Secured Parties upon such Shared Collateral will automatically be released and discharged as and when, but only to the extent, such Liens of the Applicable Collateral Agent on such Shared Collateral are released and discharged; provided that any proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

(b) Each Collateral Agent and Authorized Representative agrees, without recourse, representation or warranty, to execute and deliver (at the sole cost and expense of the Grantors) all such authorizations and other instruments as shall reasonably be requested by the Applicable Collateral Agent to evidence and confirm any release of Shared Collateral provided for in this Section.

(c) Each Non-Controlling Authorized Representative and Collateral Agent that is not the Applicable Collateral Agent, for itself and on behalf of the Secured Parties of the Series for whom it is acting, hereby irrevocably appoints the Applicable Collateral Agent and any officer or agent of the Applicable Collateral Agent, which appointment is coupled with an interest with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Non-Controlling Authorized Representative, Collateral Agent or Secured Party, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to evidence and confirm any release of Shared Collateral provided for in this Section 2.04.

SECTION 2.05. Certain Agreements with Respect to Bankruptcy or Insolvency Proceedings.

(a) This Agreement shall continue in full force and effect notwithstanding the commencement and continuance of any proceeding under the Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law by or against the Company or any of its Subsidiaries. The relative rights as to the Shared Collateral and proceeds thereof shall continue after the commencement of any Insolvency or Liquidation Proceeding on the same basis as prior to the date of the petition therefor. All references herein to any Grantor shall include such Grantor as a debtor-in-possession and any receiver or trustee for such Grantor.

(b) If the Company and/or any other Grantor shall become subject to a case (a “Bankruptcy Case”) under the Bankruptcy Code or any other Bankruptcy Law and shall, as debtor(s)-in-possession, move for approval of financing (“DIP Financing”) to be provided by one or more lenders (the “DIP Lenders”) under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or the use of cash collateral under Section 363 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law, each Secured Party (other than any Controlling Secured Party or Authorized Representative of any Controlling Secured Party) agrees that it will not raise, join or support any objection to any such financing or to the Liens on the Shared Collateral securing the same (“DIP Financing Liens”) or to any use of cash collateral that constitutes Shared Collateral, unless the Applicable Authorized Representative or the Applicable Collateral Agent (acting at the instruction of the Applicable Authorized Representative), shall also then oppose or object (or join in any objection) to such DIP Financing or such DIP Financing Liens or use of cash collateral (and (i) to the extent that such DIP Financing Liens are senior to the Liens on any such Shared Collateral for the benefit of the Controlling Secured Parties, each Non-Controlling Secured Party will subordinate its Liens with respect to such Shared Collateral on the same terms as the Liens of the Controlling Secured Parties (other than any Liens of any Secured Parties constituting DIP Financing Liens) are subordinated thereto, and (ii) to the extent that such

DIP Financing Liens rank pari passu with the Liens on any such Shared Collateral granted to secure the First Lien Obligations of the Controlling Secured Parties, each Non-Controlling Secured Party will confirm the priorities with respect to such Shared Collateral as set forth herein), in each case so long as (A) the Secured Parties of each Series retain the benefit of their Liens on all such Shared Collateral pledged to the DIP Lenders, including proceeds thereof arising after the commencement of such proceeding, with the same priority vis-à-vis all the other Secured Parties (other than any Liens of the Secured Parties constituting DIP Financing Liens) as existed prior to the commencement of the Bankruptcy Case, (B) the Secured Parties of each Series are granted Liens on any additional collateral pledged to any Secured Parties as adequate protection or otherwise in connection with such DIP Financing or use of cash collateral, with the same priority vis-à-vis the Secured Parties (other than any Liens of the Secured Parties constituting DIP Financing Liens) as set forth in this Agreement, (C) if any amount of such DIP Financing or cash collateral is applied to repay any of the First Lien Obligations, such amount is applied pursuant to Section 2.01, and (D) if any Secured Parties are granted adequate protection, including in the form of periodic payments, in connection with such DIP Financing or use of cash collateral, the proceeds of such adequate protection are applied pursuant to Section 2.01; provided that the foregoing shall not limit the rights of the Secured Parties of each Series to object to the grant of a Lien to secure the DIP Financing over any Collateral subject to Liens in favor of the Secured Parties of such Series or their Authorized Representative that shall not constitute Shared Collateral; and provided, further, that the Secured Parties receiving adequate protection shall not object to or oppose (or support any other Person in objecting to or opposing) any other Secured Party receiving adequate protection comparable to any adequate protection granted to such Secured Parties in connection with a DIP Financing or use of cash collateral.

(c) Each of the Secured Parties agrees that, in an Insolvency or Liquidation Proceeding or otherwise, none of them will oppose any sale or disposition of any Shared Collateral of any Grantor that is supported by the Controlling Secured Parties or the Applicable Authorized Representative (at the direction of the Controlling Secured Parties); provided that any Proceeds of any Shared Collateral realized therefrom shall be applied pursuant to Section 2.01.

SECTION 2.06. Reinstatement. In the event that any of the First Lien Obligations shall be paid in full and such payment or any part thereof shall subsequently, for whatever reason (including an order or judgment for disgorgement of a preference or other avoidance action under the Bankruptcy Code, or any similar law, or the settlement of any claim in respect thereof), be required to be returned or repaid, the terms and conditions of this Article II shall be fully applicable thereto until all such First Lien Obligations shall again have been paid in full in cash.

SECTION 2.07. Insurance. As between the Secured Parties, the Applicable Collateral Agent (acting at the direction of the Applicable Authorized Representative) shall have the right to adjust or settle any insurance policy or claim covering or constituting Shared Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding affecting the Shared Collateral.

SECTION 2.08. Refinancings. The First Lien Obligations of any Series may, subject to the limitations set forth in the then existing Secured Credit Documents, be Refinanced (in whole or in part) or otherwise amended or modified from time to time, in each case, without notice to, or the consent (except to the extent a consent is otherwise required to permit the Refinancing transaction under any Secured Credit Document) of, any Secured Party of any other Series, all without affecting the priorities provided for herein or the other provisions hereof; provided that the Authorized Representative of the holders of any such Refinancing indebtedness shall have executed a Joinder Agreement on behalf of the holders of such Refinancing indebtedness.

SECTION 2.09. Collateral Agent as Gratuitous Bailee for Perfection.

(a) The Possessory or Controlled Collateral shall be delivered, or control therein shall be granted, as applicable, to the Credit Agreement Collateral Agent and the Credit Agreement Collateral Agent agrees to hold, or control, as applicable, any Shared Collateral constituting Possessory or Controlled Collateral that is part of the Shared Collateral in its possession or control (or in the possession or control of its agents or bailees) as gratuitous bailee for the benefit of each other Secured Party and any assignee solely for the purpose of perfecting the security interest granted in such Possessory or Controlled Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09; provided that at any time the Credit Agreement Collateral Agent is not the Applicable Collateral Agent, the Credit Agreement Collateral Agent shall, at the request of the Applicable Collateral Agent, promptly deliver all Possessory or Controlled Collateral to the Applicable Collateral Agent together with any necessary endorsements (or otherwise allow the Applicable Collateral Agent to obtain control of such Possessory or Controlled Collateral). The Company shall take such further action as is required to effectuate the transfer contemplated hereby and shall indemnify each Collateral Agent for loss or damage suffered by such Collateral Agent as a result of such transfer except for loss or damage suffered by such Collateral Agent as a result of its own willful misconduct, gross negligence or bad faith (in each case, as determined by a court of competent jurisdiction in a final, non-appealable judgment).

(b) The Applicable Collateral Agent agrees to hold any Shared Collateral constituting Possessory or Controlled Collateral, from time to time in its possession or control, as gratuitous bailee for the benefit of each other Secured Party and any assignee, solely for the purpose of perfecting the security interest granted in such Possessory or Controlled Collateral, if any, pursuant to the applicable Security Documents, in each case, subject to the terms and conditions of this Section 2.09.

(c) The duties or responsibilities of each Collateral Agent under this Section 2.09 shall be limited solely to holding any Shared Collateral constituting Possessory or Controlled Collateral as gratuitous bailee for the benefit of each other Secured Party for purposes of perfecting the Lien held by such Secured Parties thereon.

SECTION 2.10. Amendments to Security Documents.

(a) Without the prior written consent of the Collateral Agent with respect to each Series of First Lien Obligations, each Authorized Representative and Collateral Agent agrees that no Security Document may be amended, supplemented or otherwise modified or entered into to the extent such amendment, supplement or modification, or the terms of any new Security Document, would be prohibited by, or would require any Grantor to act or refrain from acting in a manner that would violate, any of the terms of this Agreement.

(b) In making determinations required by this Section 2.10, each Collateral Agent may conclusively rely on an officer’s certificate of the Company stating that such amendment, supplements or other modifications are permitted by this Section 2.10.

ARTICLE III

Existence and Amounts of Liens and First Lien Obligations

SECTION 3.01. Determinations with Respect to Amounts of Liens and First Lien Obligations. Whenever a Collateral Agent or any Authorized Representative shall be required, in connection with the exercise of its rights or the performance of its obligations hereunder, to determine the existence or amount of any First Lien Obligations of any Series, or the Shared Collateral subject to any Lien securing the First Lien Obligations of any Series, it may request that such information be furnished to it in writing by each other Authorized Representative or Collateral Agent and shall be entitled to make such determination or not make any determination on the basis of the information so furnished; provided, however, that if an Authorized Representative or a Collateral Agent shall fail or refuse reasonably promptly to provide the requested information, the requesting Collateral Agent or Authorized Representative shall be entitled to make any such determination by such method as it may, in the exercise of its good faith judgment, determine, including by reliance upon a certificate of the Company. Each Collateral Agent and each Authorized Representative may rely conclusively, and shall be fully protected in so relying, on any determination made by it in accordance with the provisions of the preceding sentence (or as otherwise directed by a court of competent jurisdiction) and shall have no liability to any Grantor, any Secured Party or any other Person as a result of such determination.

ARTICLE IV

The Applicable Collateral Agent

SECTION 4.01. Appointment and Authority.

(a) Each of the Secured Parties hereby irrevocably appoints the Applicable Collateral Agent to act on its behalf hereunder and authorizes the Applicable Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Applicable Collateral Agent by the terms hereof, including for purposes of acquiring, holding and enforcing any and all Liens on Shared Collateral granted by the Company or any other Grantor to secure any of the First Lien Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Applicable Collateral Agent (and any sub-agents and attorneys-in-fact appointed by the Applicable Collateral Agent) shall be entitled to the benefits of all provisions of this Article IV and Article VIII (Agency) of the Credit Agreement and the equivalent provisions of any Additional Document as if set forth in full herein with respect thereto.

(b) Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary or other duty on any Applicable Collateral Agent to any Non-Controlling Secured Party or give any Non-Controlling Secured Party the right to direct any Applicable Collateral Agent, except that each Applicable Collateral Agent shall be obligated to distribute proceeds of any Shared Collateral in accordance with Section 2.01.

(c) In furtherance of the foregoing, each Non-Controlling Secured Party acknowledges and agrees that the Applicable Collateral Agent shall be entitled, for the benefit of the Secured Parties, to sell, transfer or otherwise dispose of or deal with any Shared Collateral as provided herein and in the Security Documents, as applicable, pursuant to which the Applicable Collateral Agent is the collateral agent for such Shared Collateral, without regard to any rights to which the Non-Controlling Secured Parties would otherwise be entitled as a result of the First Lien Obligations held by such Non-Controlling Secured Parties. Without limiting the foregoing, each Non-Controlling Secured Party agrees that none of the Applicable Collateral Agent, the Applicable Authorized Representative or any other Secured Party shall have any duty or obligation first to marshal or realize upon any type of Shared Collateral (or any other Collateral securing any of the First Lien Obligations), or to sell, dispose of or otherwise liquidate all or any portion of such Shared Collateral (or any other Collateral securing any First Lien Obligations), in any manner that would maximize the return to the Non-Controlling Secured Parties, notwithstanding that the order and timing of any such realization, sale, disposition or liquidation may affect the amount of proceeds actually received by the Non-Controlling Secured Parties from such realization, sale, disposition or liquidation. Each of the Secured Parties waives any claim it may now or hereafter have against any Collateral Agent or the Authorized Representative of any other Series of First Lien Obligations or any other Secured Party of any other Series arising out of (i) any actions which any Collateral Agent, Authorized Representative or the Secured Parties take or omit to take (including actions with respect to the creation, perfection or continuation of Liens on any Collateral, actions with respect to the foreclosure upon, sale, release or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the First Lien Obligations from any account debtor, guarantor or any other party) in accordance with the Security Documents or any other agreement related thereto or to the collection of the First Lien Obligations or the valuation, use, protection or release of any security for the First Lien Obligations, (ii) any election by any Applicable Authorized Representative or any holders of First Lien Obligations, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b) of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law or (iii) subject to Section 2.05, any borrowing by, or grant of a security interest or administrative expense priority under Section 364 of the Bankruptcy Code or any equivalent provision of any other Bankruptcy Law by, the Company or any of its Subsidiaries, as debtor-in-possession. Notwithstanding any other provision of this Agreement, the Applicable Collateral Agent shall not accept any Shared Collateral in full or partial satisfaction of any First Lien Obligations pursuant to Section 9-620 of the Uniform Commercial Code of any jurisdiction, without the consent of each Authorized Representative representing holders of First Lien Obligations for which such Collateral constitutes Shared Collateral.

SECTION 4.02. Rights as a First Lien Secured Party. The Person serving as the Applicable Collateral Agent hereunder shall have the same rights and powers in its capacity as a Secured Party under any Series of First Lien Obligations that it holds as any other Secured Party of such Series and may exercise the same as though it were not the Applicable Collateral Agent and the term “Secured Party” or “Secured Parties” or (as applicable) “Credit Agreement Secured Party,” “Credit Agreement Secured Parties,” “Additional Secured Party,” “Additional Secured Parties,” “Initial Additional Secured Party” or “Initial Additional Secured Parties” shall, if applicable and unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Applicable Collateral Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Company or any subsidiary or other Affiliate thereof as if such Person were not the Applicable Collateral Agent hereunder and without any duty to account therefor to any other Secured Party.

SECTION 4.03. Exculpatory Provisions.

(a) It is understood and agreed that the Credit Agreement Collateral Agent is entering into this Agreement in its capacity as administrative agent and collateral agent under the Credit Agreement and the provisions of Section 8.03 of the Credit Agreement applicable to the Administrative Agent thereunder shall also apply to the Credit Agreement Collateral Agent hereunder, including in its capacity as Applicable Collateral Agent, and in connection with the Credit Agreement Collateral Agent acting as the Applicable Collateral Agent hereunder the provisions of Section 8.03 of the Credit Agreement shall be binding on all Secured Parties as if they were named as Lenders therein.

(b) The Applicable Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Security Documents to which it is a party. Without limiting the generality of the foregoing, the Applicable Collateral Agent:

(i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing;

(ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other applicable Security Documents that the Applicable Collateral Agent is required to exercise as directed in writing by the Applicable Authorized Representative; provided that the Applicable Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Applicable Collateral Agent to liability or that is contrary to any Secured Credit Document or applicable law;

(iii) shall not, except as expressly set forth herein and in the other applicable Security Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of its Affiliates that is communicated to or obtained by the Person serving as the Applicable Collateral Agent or any of its Affiliates in any capacity;

(iv) shall not be liable for any action taken or not taken by it (A) with the consent or at the request of the Applicable Authorized Representative or (B) in the absence of its own willful misconduct, gross negligence or bad faith (in each case, as determined by a court of competent jurisdiction in a final, non-appealable judgment) or (C) in reliance on a certificate of an officer of the Company stating that such action is not prohibited by the terms of this Agreement (it being understood and agreed that the Applicable Collateral Agent shall be deemed not to have knowledge of any Event of Default under any Series of First Lien Obligations unless and until notice describing such Event of Default is given to the Applicable Collateral Agent by the Authorized Representative of such First Lien Obligations or the Company);

(v) shall not be responsible for or have any duty to ascertain or inquire into (A) any statement, warranty or representation made in or in connection with this Agreement or any other Secured Credit Document, (B) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (C) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any default, (D) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Secured Loan Document or any other agreement, instrument or document, or the creation, perfection or priority of any Lien purported to be created by any Security Document, (E) the existence, value or the sufficiency of any Collateral for any Series of First Lien Obligations, or (F) the satisfaction of any condition set forth in any Secured Credit Document, other than to confirm receipt of items expressly required to be delivered to the Applicable Collateral Agent;

(vi) shall not have any fiduciary duties or contractual obligations of any kind or nature under any Additional Documents (but shall be entitled to all protections provided to the Applicable Collateral Agent therein);

(vii) with respect to the Credit Agreement or any Secured Credit Document, may conclusively assume that the relevant Grantors have complied with all of their obligations thereunder unless advised in writing by the Authorized Representative thereunder to the contrary specifically setting forth the alleged violation; and

(viii) may conclusively rely on any certificate of an officer of the Company provided pursuant hereto.

(c) Each Collateral Agent and Authorized Representative, on behalf of itself and the Secured Parties of the Series for which it is acting acknowledges that, in addition to acting as the initial Applicable Collateral Agent, Citizens Bank, N.A. also serves as Administrative Agent under the Credit Agreement, and each Collateral Agent and Authorized Representative, on behalf of itself and the Secured Parties of the Series for which it is acting, hereby waives any right to make any objection or claim against Citizens Bank, N.A. (or any successor Applicable Collateral Agent or any of their respective counsel) based on any alleged conflict of interest or breach of duties arising from the Applicable Collateral Agent also serving as the Credit Agreement Collateral Agent or Administrative Agent.

SECTION 4.04. Reliance by Applicable Collateral Agent. The Applicable Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Applicable Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. The Applicable Collateral Agent may consult with legal counsel (who may include, but shall not be limited to, counsel for any Grantor or counsel for the Applicable Authorized Representative), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 4.05. Delegation of Duties. The Applicable Collateral Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Security Document by or through any one or more sub-agents appointed by the Applicable Collateral Agent. The Applicable Collateral Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Affiliates of the Applicable Collateral Agent and any such sub-agent.

SECTION 4.06. Non Reliance on Applicable Collateral Agent and Other First Lien Secured Parties. Each Collateral Agent and Authorized Representative, on behalf of itself and the Secured Parties of the Series for which it is acting, acknowledges that it has, independently and without reliance upon the Applicable Collateral Agent, any Collateral Agent, any Authorized Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Secured Credit Documents. Each Collateral Agent and Authorized Representative, on behalf of itself and the Secured Parties of the Series for which it is acting, also acknowledges that it will, independently and without reliance upon the Applicable Collateral Agent, any Collateral Agent, any Authorized Representative or any other Secured Party or any of their Affiliates and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Secured Credit Document or any related agreement or any document furnished hereunder or thereunder.

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail in PDF format, as follows:

(a) if to the Credit Agreement Collateral Agent or the Administrative Agent, to it as set forth in Section 9.01 of the Credit Agreement;

(b) if to the Initial Additional Collateral Agent or the Initial Additional Authorized Representative, to it at Ankura Trust Company, LLC, 140 Sherman Street, Fourth Floor, Fairfield, CT 06824, Attention: Krista Gulalo, Email: Krista.Gulalo@ankura.com;

(c) if to any other Additional Authorized Representative, to it at the address set forth in the applicable Joinder Agreement; and

(d) if to the Company and/or any of the Grantors, to the applicable party at The GEO Group, Inc., 4955 Technology Way, Boca Raton, Florida 33431, Attention: Shayn March, Telephone No.: 561-999-7526, Email: smarch@geogroup.com.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by e-mail shall be deemed to have been given when sent and when receipt has been confirmed by telephone or reply email (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient).

SECTION 5.02. Waivers; Amendment; Joinder Agreements.

(a) No failure or delay on the part of any party hereto in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by Section 5.02(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any party hereto in any case shall entitle such party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be terminated, waived, amended or modified (other than pursuant to any Joinder Agreement) except pursuant to an agreement or agreements in writing entered into by each Authorized Representative and each Collateral Agent (and with respect to any such termination, waiver, amendment or modification which by the terms of this Agreement requires the Company’s consent or which increases the obligations or reduces the rights of or otherwise materially adversely affects the Company or any other Grantor, with the consent of the Company).

(c) Notwithstanding the foregoing, without the consent of any Secured Party, any Authorized Representative may become a party hereto by execution and delivery of a Joinder Agreement in accordance with Section 5.13 and upon such execution and delivery, such Authorized Representative and the Additional Secured Parties and Additional Obligations of the Series for which such Authorized Representative is acting shall be subject to the terms hereof and the terms of the Additional Security Documents applicable thereto.

(d) Notwithstanding the foregoing, without the consent of any other Secured Party, the Collateral Agents and the Authorized Representatives then party hereto may effect amendments and modifications to this Agreement to the extent reasonably necessary to reflect any incurrence of any Additional Obligations or the Refinancing of any Series of First Lien Obligations in compliance with the Credit Agreement and the other Secured Credit Documents; provided that any Collateral Agent or Authorized Representative may condition its execution and delivery of any such amendment or modification upon receipt of a certificate of an authorized officer of the Company to the effect that such incurrence or Refinancing is permitted by each then extant Secured Credit Document.

SECTION 5.03. Parties in Interest. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, as well as the other Secured Parties, all of which are intended to be bound by, and to be third party beneficiaries of, this Agreement.

SECTION 5.04. Survival of Agreement. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement.

SECTION 5.05. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

SECTION 5.06. Severability. To the extent permitted by law, any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 5.07. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 5.08. Submission to Jurisdiction Waivers; Consent to Service of Process. Each party hereto, on behalf of itself and, as applicable, the Secured Parties of the Series for which it is acting, irrevocably and unconditionally:

(a) submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the Borough of Manhattan, New York, New York in any action or proceeding arising out of or relating to this Agreement and the Secured Credit Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Secured Credit Document shall affect any right that any party hereto (or any Secured Party) may otherwise have to bring any action or proceeding relating to this Agreement or any other Secured Credit Document against any Grantor or its properties in the courts of any jurisdiction;

(b) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement and/or the Secured Credit Documents in any court referred to in paragraph (a) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court;

(c) to the extent permitted by law, hereby irrevocably waives personal service of any and all process upon it and agrees that all such service of process may be made by registered mail (return receipt requested) directed to it at its address for notices as provided in Section 5.01;

(d) as it relates to any Grantor, such Grantor designates, appoints and empowers the Company as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding and the Company hereby accepts such designation and appointment; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 5.08 any special, exemplary, punitive or consequential damages.

SECTION 5.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.09.

SECTION 5.10. Headings. Article, Section and Annex headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.11. Conflicts. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any of the Security Documents or any of the other Secured Credit Documents, the provisions of this Agreement shall control.

SECTION 5.12. Provisions Solely to Define Relative Rights. The provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Secured Parties in relation to one another. None of the Company, any other Grantor or any creditor thereof shall have any rights or obligations hereunder, except as expressly provided in this Agreement, and none of the Company or any other Grantor may rely on the terms hereof (other than Sections 2.01(b), 2.04, 2.05, 2.08, 2.09 and Article V). Notwithstanding anything in this Agreement to the contrary (other than Section 2.01(b), 2.04, 2.05, 2.08, 2.09 and Article V), nothing in this Agreement is intended to or will amend, waive or otherwise modify the provisions of the Credit Agreement, the Initial Additional Agreement, any other Secured Credit Document, or permit the Company or any Grantor to take any action, or fail to take any action, to the extent such action or failure would otherwise constitute a breach of, or default under, the Credit Agreement, the Initial Additional Agreement or any other Secured Credit Document. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the First Lien Obligations as and when the same shall become due and payable in accordance with their terms.

SECTION 5.13. Additional Senior Debt. To the extent, but only to the extent, permitted by the provisions of the then extant Secured Credit Documents, the Company may incur additional indebtedness after the date hereof that is permitted by the Credit Agreement and the Additional Documents then outstanding to be incurred and secured on an equal and ratable basis by the Liens securing the First Lien Obligations (such indebtedness referred to as “Additional Senior Class Debt”). Any such Additional Senior Class Debt may be secured by a Lien and may be Guaranteed by the Grantors on a pari passu basis with the other First Lien Obligations, in each case under and pursuant to the Additional

Documents, if and subject to the condition that the Authorized Representative of any such Additional Senior Class Debt (each, an “Additional Senior Class Debt Representative”), acting on behalf of the holders of such Additional Senior Class Debt and the collateral agent acting on behalf of the holders of such Additional Senior Class Debt (each, an “Additional Senior Class Debt Collateral Agent”) (such Authorized Representative, Collateral Agent and holders in respect of any Additional Senior Class Debt being referred to as the “Additional Senior Class Debt Parties”), becomes a party to this Agreement as an Authorized Representative and a Collateral Agent, respectively, by satisfying the conditions set forth in clauses (i) through (iv) of the immediately succeeding paragraph.

In order for an Additional Senior Class Debt Representative and an Additional Senior Class Debt Collateral Agent to become a party to this Agreement as an Authorized Representative and a Collateral Agent, respectively,

(i) such Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent, each Collateral Agent, each Authorized Representative and each Grantor shall have executed and delivered a Joinder Agreement (with such changes as may be reasonably approved by the Applicable Authorized Representative and such Additional Senior Class Debt Representative and Additional Senior Class Debt Collateral Agent) pursuant to which such Additional Senior Class Debt Representative becomes an Authorized Representative hereunder, such Additional Senior Class Debt Collateral Agent becomes a Collateral Agent hereunder and the Additional Senior Class Debt in respect of which such Additional Senior Class Debt Representative is the Authorized Representative and the related Additional Senior Class Debt Parties become subject hereto and bound hereby;

(ii) the Company shall have (x) delivered to each Collateral Agent true and complete copies of each of the Additional Documents relating to such Additional Senior Class Debt, certified as being true and correct by an authorized officer of the Company, (y) identified in a certificate of an authorized officer of the Company the obligations to be designated as Additional Obligations and the initial aggregate principal amount or face amount thereof and (z) certified that the issuance or incurrence of such Additional Obligations and the Liens securing such Additional Obligations are permitted by the Credit Agreement, the Initial Additional Agreement and each then-extant Additional Document, as applicable;

(iii) all filings, recordations and/or amendments or supplements to the Security Documents necessary or desirable in the reasonable judgment of the Additional Senior Class Debt Collateral Agent to confirm and perfect the Liens securing the relevant obligations relating to such Additional Senior Class Debt shall have been made, executed and/or delivered (or, with respect to any such filings or recordations, acceptable provisions to perform such filings or recordations shall have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent), and all fees and taxes in connection therewith shall have been paid (or acceptable provisions to make such payments shall have been taken in the reasonable judgment of the Additional Senior Class Debt Collateral Agent); and

(iv) the Additional Documents, as applicable, relating to such Additional Senior Class Debt shall provide, in a manner reasonably satisfactory to each Collateral Agent, that each Additional Senior Class Debt Party with respect to such Additional Senior Class Debt will be subject to and bound by the provisions of this Agreement in its capacity as a holder of such Additional Senior Class Debt.

Each Authorized Representative acknowledges and agrees that, if provided for in the applicable Joinder Agreement, the Initial Additional Collateral Agent and/or the Credit Agreement Collateral Agent may continue to act in its capacity as Collateral Agent in respect of the then existing Authorized Representatives and the additional Authorized Representative party to such Joinder Agreement.

SECTION 5.14. Agent Capacities. Except as expressly provided herein or in the Credit Agreement Collateral Documents, Citizens Bank, N.A. is acting in the capacities of Administrative Agent and Credit Agreement Collateral Agent solely for the Credit Agreement Secured Parties. Except as expressly provided herein or in the Additional Security Documents, Ankura Trust Company, LLC is acting herein not in its individual capacity, but solely (i) in its capacity as an Initial Additional Collateral Agent for the Initial Additional Secured Parties and (ii) in its capacity as Initial Additional Authorized Representative, in each case at the direction of the holders of the Initial Additional Obligations, and shall not be responsible for (and makes no representation as to) the terms, validity or sufficiency of this Agreement. Whenever reference is made in this Agreement to any action by, consent, designation, specification, requirement or approval of, notice, request or other communication from, or other direction given or action to be undertaken or to be (or not to be) suffered or omitted by the Initial Additional Collateral Agent and/or the Initial Additional Authorized Representative or to any election, decision, opinion, acceptance, use of judgment, expression of satisfaction or other exercise of discretion, rights or remedies to be made (or not to be made) by the Initial Additional Collateral Agent and/or the Initial Additional Authorized Representative, it is understood that in all cases the Initial Additional Collateral Agent and/or the Initial Additional Authorized Representative shall be acting, giving, withholding, suffering, omitting, taking or otherwise undertaking and exercising the same (or shall not be undertaking and exercising the same) in accordance with the Initial Additional Agreement. Except as expressly set forth herein, none of the Administrative Agent, the Initial Additional Authorized Representative, the Credit Agreement Collateral Agent or the Initial Additional Collateral Agent shall have any duties or obligations in respect of any of the Collateral, all of such duties and obligations, if any, being subject to and governed by the applicable Secured Credit Documents. The rights, privileges, protections, indemnities and immunities afforded the Administrative Agent, Credit Agreement Collateral Agent, Initial Additional Collateral Agent and Initial Additional Authorized Representative under their applicable Secured Credit Documents shall apply to such parties hereunder. Each of the Administrative Agent, Credit Agreement Collateral Agent, Initial Additional Collateral Agent and Initial Additional Authorized Representative undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Agreement and no implied covenants or obligations with respect to such parties shall be read into this Agreement against such parties. Notwithstanding any other provision of this Agreement, nothing herein shall be construed to impose any fiduciary duty, regardless of whether a Default or Event of Default has occurred and is continuing, on the Administrative Agent, the Credit Agreement Collateral Agent, the Initial Additional Collateral Agent or the Initial Additional Authorized Representative. In no event shall the Administrative Agent, Credit Agreement Collateral Agent, Initial Additional Collateral Agent or Initial Additional Authorized Representative be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether any such party has been advised of the likelihood of such loss or damage and regardless of the form of action, nor shall any such party in any event be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, epidemics, pandemics, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services. The provisions of this Section 5.14 shall survive the termination of this Agreement.

SECTION 5.15. Integration. This Agreement together with the other Secured Credit Documents and the Security Documents represents the agreement of each of the Grantors and the Secured Parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any Grantor, the Credit Agreement Collateral Agent or any other Secured Party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Secured Credit Documents or the Security Documents.

SECTION 5.16. Additional Grantors. The Company agrees that, if any Subsidiary of the Company shall become a Grantor after the date hereof, it will promptly cause such Subsidiary to become party hereto by executing and delivering an instrument substantially in the form of Annex III. Upon such execution and delivery, such Subsidiary will become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of such instrument shall not require the consent of any other party hereunder and will be acknowledged by the Applicable Collateral Agent. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

CITIZENS BANK, N.A., as Credit Agreement Collateral Agent

By:
Title: Managing Director

CITIZENS BANK, N.A., as Authorized Representative for the Credit Agreement Secured Parties

By:
Title: Managing Director

[Signature Page to Intercreditor Agreement]

ANKURA TRUST COMPANY, LLC, as Initial Additional Collateral Agent

By:	/s/ Krista Gulalo
Name: Krista Gulalo
Title: Managing Director

ANKURA TRUST COMPANY, LLC, as Initial Additional Authorized Representative

By:	/s/ Krista Gulalo
Name: Krista Gulalo
Title: Managing Director

[Signature Page to Intercreditor Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this First Lien Intercreditor Agreement to be executed by their duly authorized officers, all as of the date first written above.

THE GEO GROUP, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Acting Chief Financial Officer, Executive Vice President, Finance and Treasurer

GEO CORRECTIONS HOLDINGS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ADAPPT, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

ARAPAHOE COUNTY RESIDENTIAL CENTER, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BEHAVIORAL ACQUISITION CORP.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BEHAVIORAL HOLDING CORP.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

B.I. INCORPORATED

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BI MOBILE BREATH, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING CORPORATION

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BII HOLDING I CORPORATION

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

BROAD REAL ESTATE HOLDINGS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CCC WYOMING PROPERTIES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

CCMAS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC INTERMEDIATE HOLDINGS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC PARENT HOLDINGS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CEC STAFFING SOLUTIONS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CIVIGENICS MANAGEMENT SERVICES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

CIVIGENICS-TEXAS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CLEARSTREAM DEVELOPMENT LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY ALTERNATIVES

By: Community Education Centers, Inc.,
its Manager

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY CORRECTIONS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

COMMUNITY EDUCATION CENTERS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL COMPANIES, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

CORNELL CORRECTIONS MANAGEMENT,
LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF RHODE ISLAND, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORNELL CORRECTIONS OF TEXAS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL PROPERTIES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL PROPERTIES PRISON FINANCE LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CORRECTIONAL SERVICES CORPORATION, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

CORRECTIONAL SYSTEMS, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CPT LIMITED PARTNER, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

CPT OPERATING PARTNERSHIP L.P.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

FENTON SECURITY, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO ACQUISITION II, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CARE LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

GEO CPM, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO CC3 INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO HOLDINGS I, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO INTERNATIONAL SERVICES, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO LEASING, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO MANAGEMENT SERVICES, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

GEO MCF LP, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO OPERATIONS, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO RE HOLDINGS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant
Treasurer

GEO REENTRY, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY OF ALASKA, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO REENTRY SERVICES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

GEO SECURE SERVICES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO TRANSPORT, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Assistant Treasurer

GEO/DEL/R/02, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

GEO/DEL/T/02, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

HIGHPOINT INVESTMENTS LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MCF GP, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

MINSEC COMPANIES, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MINSEC TREATMENT, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

MUNICIPAL CORRECTIONS FINANCE L.P.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PROTOCOL CRIMINAL JUSTICE, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

PUBLIC PROPERTIES DEVELOPMENT AND LEASING LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

SECON, INC.

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

WBP LEASING, LLC

By:	/s/ Shayn P. March
Name: Shayn P. March
Title: Vice President and Treasurer

[Signature Page to Intercreditor Agreement]

ANNEX I

Grantors

Entity	Borrower or Guarantor	Jurisdiction of Organization
1. The GEO Group, Inc.	Borrower	Florida
2. GEO Corrections Holdings, Inc.	Borrower	Florida
3. ADAPPT, LLC	Guarantor	Pennsylvania
4. Arapahoe County Residential Center, LLC	Guarantor	Colorado
5. B.I. Incorporated	Guarantor	Colorado
6. Behavioral Acquisition Corp.	Guarantor	Delaware
7. Behavioral Holding Corp.	Guarantor	Delaware
8. BI Mobile Breath, Inc.	Guarantor	Delaware
9. BII Holding Corporation	Guarantor	Delaware
10. BII Holding I Corporation	Guarantor	Delaware
11. Broad Real Estate Holdings LLC	Guarantor	Delaware
12. CCC Wyoming Properties, LLC	Guarantor	Wyoming
13. CCMAS LLC	Guarantor	Delaware
14. CEC Intermediate Holdings LLC	Guarantor	Delaware
15. CEC Parent Holdings LLC	Guarantor	Delaware
16. CEC Staffing Solutions LLC	Guarantor	New Jersey
17. CiviGenics Management Services, LLC	Guarantor	Massachusetts
18. CiviGenics, Inc.	Guarantor	Massachusetts
19. CiviGenics-Texas, Inc.	Guarantor	Texas
20. Clearstream Development LLC	Guarantor	Delaware
21. Community Alternatives	Guarantor	Wyoming
22. Community Corrections, LLC	Guarantor	Colorado
23. Community Education Centers, Inc.	Guarantor	Delaware
24. Cornell Companies, Inc.	Guarantor	Delaware
25. Cornell Corrections Management, LLC	Guarantor	Delaware
26. Cornell Corrections of Rhode Island, Inc.	Guarantor	Delaware
27. Cornell Corrections of Texas, Inc.	Guarantor	Delaware
28. Correctional Properties Prison Finance LLC	Guarantor	Delaware
29. Correctional Properties, LLC	Guarantor	Delaware
30. Correctional Services Corporation, LLC	Guarantor	Delaware
31. Correctional Systems, LLC	Guarantor	Delaware
32. CPT Limited Partner, LLC	Guarantor	Delaware
33. CPT Operating Partnership L.P.	Guarantor	Delaware
34. Fenton Security, LLC	Guarantor	Pennsylvania
35. GEO Acquisition II, Inc.	Guarantor	Delaware
36. GEO Care LLC	Guarantor	Delaware
37. GEO CC3 Inc.	Guarantor	Delaware
38. GEO CPM, Inc.	Guarantor	Delaware
39. GEO Holdings I, Inc.	Guarantor	Delaware

Annex I-1

Entity	Borrower or Guarantor	Jurisdiction of Organization
40. GEO International Services, Inc.	Guarantor	Delaware
41. GEO Leasing, LLC	Guarantor	Florida
42. GEO Management Services, Inc.	Guarantor	Delaware
43. GEO MCF LP, LLC	Guarantor	Delaware
44. GEO Operations, Inc.	Guarantor	Florida
45. GEO RE Holdings LLC	Guarantor	Delaware
46. GEO Reentry of Alaska, Inc.	Guarantor	Alaska
47. GEO Reentry Services, LLC	Guarantor	Florida
48. GEO Reentry, Inc.	Guarantor	Delaware
49. GEO Secure Services, LLC	Guarantor	Florida
50. GEO Transport, Inc.	Guarantor	Florida
51. GEO/DEL/R/02, Inc.	Guarantor	Delaware
52. GEO/DEL/T/02, Inc.	Guarantor	Delaware
53. Highpoint Investments LLC	Guarantor	Delaware
54. MCF GP, LLC	Guarantor	Delaware
55. Minsec Companies, LLC	Guarantor	Pennsylvania
56. Minsec Treatment, LLC	Guarantor	Pennsylvania
57. Municipal Corrections Finance, L.P.	Guarantor	Delaware
58. Protocol Criminal Justice, Inc.	Guarantor	Florida
59. Public Properties Development and Leasing LLC	Guarantor	Delaware
60. SECON, Inc.	Guarantor	Massachusetts
61. WBP Leasing, LLC	Guarantor	Delaware

Annex I-2

ANNEX II

[FORM OF] JOINDER NO. [ ] dated as of [_______], 20[ ] (this “Joinder”), to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of April 18, 2024 (the “Intercreditor Agreement”), among THE GEO GROUP, INC., a Florida corporation (the “Company”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with the Company, the “Borrowers”), the other Grantors (as defined therein) party thereto, CITIZENS BANK, N.A., as Credit Agreement Collateral Agent and Authorized Representative for the Credit Agreement Secured Parties, ANKURA TRUST COMPANY, LLC, as Initial Additional Collateral Agent and Initial Additional Authorized Representative, and the additional Authorized Representatives and Collateral Agents from time to time party thereto.

A. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. As a condition to the ability of the Company to incur Additional Obligations and to secure such Additional Senior Class Debt with the liens and security interests created by the Additional Security Documents, the Additional Senior Class Debt Representative in respect of such Additional Senior Class Debt is required to become an Authorized Representative, the Additional Senior Class Debt Collateral Agent in respect of such Additional Senior Class Debt is required to become a Collateral Agent and such Additional Senior Class Debt and the Additional Senior Class Debt Parties in respect thereof are required to become subject to and bound by the Intercreditor Agreement. Section 5.13 of the Intercreditor Agreement provides that such Additional Senior Class Debt Representative may become an Authorized Representative, such Additional Senior Class Collateral Agent may become a Collateral Agent and such Additional Senior Class Debt and such Additional Senior Class Debt Parties may become subject to and bound by the Intercreditor Agreement, upon the execution and delivery by the Additional Senior Debt Class Representative and the Additional Senior Class Collateral Agent of an instrument in the form of this Joinder and the satisfaction of the other conditions set forth in Section 5.13 of the Intercreditor Agreement. The undersigned Additional Senior Class Debt Representative (the “New Representative”) and Additional Senior Class Debt Collateral Agent (the “New Collateral Agent”) is executing this Joinder in accordance with the requirements of the Intercreditor Agreement and the Security Documents.

Accordingly, each Collateral Agent, each Authorized Representative and the New Representative and the New Collateral Agent agree as follows:

SECTION 1. In accordance with Section 5.13 of the Intercreditor Agreement, the New Representative by its signature below becomes an Authorized Representative under, the New Collateral Agent by its signature below becomes a Collateral Agent under, and the related Additional Senior Class Debt and Additional Senior Class Debt Parties become subject to and bound by, the Intercreditor Agreement with the same force and effect as if the New Representative had originally been named therein as an Authorized Representative and the New Collateral Agent had originally been named therein as a Collateral Agent, and each of the New Representative and the New Collateral Agent, on its behalf and on behalf of such Additional Senior Class Debt Parties, hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as Authorized Representative or Collateral Agent, as applicable, and to the Additional Senior Class Debt Parties that it represents as Additional Secured Parties. Each reference to an “Authorized Representative” and “Collateral Agent” in the Intercreditor Agreement shall be deemed to include the New Representative and the New Collateral Agent, respectively. The Intercreditor Agreement is hereby incorporated herein by reference.

Annex II-1

SECTION 2. Each of the New Representative and the New Collateral Agent represents and warrants to each Collateral Agent, each Authorized Representative and the other Secured Parties, individually, that (i) it has full power and authority to enter into this Joinder, in its capacity as [agent] [trustee] under [describe new debt facility], (ii) this Joinder has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms except as such enforceability may be limited by Bankruptcy Law and by general principles of equity, and (iii) the Additional Documents relating to such Additional Senior Class Debt provide that, upon the New Representative’s entry into this Joinder, the Additional Senior Class Debt Parties in respect of such Additional Senior Class Debt will be subject to and bound by the provisions of the Intercreditor Agreement as Additional Secured Parties and the New Collateral Agent shall act as Collateral Agent for such Additional Secured Parties.

SECTION 3. This Joinder may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Joinder by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Joinder.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. To the extent permitted by law, any provision of this Joinder held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and of the Intercreditor Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Representative shall be given to it at its address set forth below its signature hereto.

SECTION 8. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Joinder, including the reasonable fees, other charges and disbursements of counsel, in each case, as required by the applicable Secured Credit Documents.

Annex II-2

IN WITNESS WHEREOF, each of the New Representative and the New Collateral Agent has duly executed this Joinder to the Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW REPRESENTATIVE], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Email:

[NAME OF NEW COLLATERAL AGENT], as
[ ] for the holders of [ ],

By:
Name:
Title:

Address for notices:

attention of:
Email:

Annex II-3

Acknowledged by:

CITIZENS BANK, N.A.,

as the Credit Agreement Collateral Agent and Authorized Representative,

By:
Name:
Title:

By:
Name:
Title:

ANKURA TRUST COMPANY, LLC,

as Initial Additional Collateral Agent and Initial Additional Authorized Representative,

By:
Name:
Title:

[OTHER AUTHORIZED REPRESENTATIVES AND COLLATERAL AGENTS]

THE GEO GROUP, INC.,

By:
Name:
Title:

GEO CORRECTIONS HOLDINGS, INC.,

By:
Name:
Title:

THE OTHER GRANTORS
LISTED ON SCHEDULE I HERETO,

By:
Name:
Title:

Annex II-4

Schedule I to the

Supplement to the

First Lien Intercreditor Agreement

Grantors

Schedule I-1

ANNEX III

[FORM OF] SUPPLEMENT NO. [•] dated as of [•], 20[•] (this “Supplement”), to the FIRST LIEN INTERCREDITOR AGREEMENT dated as of April 18, 2024 (the “Intercreditor Agreement”), among THE GEO GROUP, INC., a Florida corporation (the “Company”), GEO CORRECTIONS HOLDINGS, INC., a Florida corporation (“Corrections” and, together with the Company, the “Borrowers”), the other Grantors (as defined therein) party thereto, CITIZENS BANK, N.A., as Credit Agreement Collateral Agent and Authorized Representative for the Credit Agreement Secured Parties, ANKURA TRUST COMPANY, LLC, as Initial Additional Collateral Agent and Initial Additional Authorized Representative, and the additional Authorized Representatives and the additional Collateral Agents from time to time party thereto.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Intercreditor Agreement.

B. The Grantors have entered into the Intercreditor Agreement. Pursuant to the Intercreditor Agreement, certain newly acquired or organized subsidiaries of the Company are required to enter into the Intercreditor Agreement. Section 5.16 of the Intercreditor Agreement provides that such subsidiaries may become party to the Intercreditor Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned subsidiary (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Intercreditor Agreement.

Accordingly, the Credit Agreement Collateral Agent, the Administrative Agent, the Initial Additional Authorized Representative, the Initial Additional Collateral Agent, each other Authorized Representative, each other Collateral Agent and the New Grantor agree as follows:

SECTION 1. In accordance with Section 5.16 of the Intercreditor Agreement, the New Grantor by its signature below becomes a Grantor under the Intercreditor Agreement with the same force and effect as if originally named therein as a Grantor, and the New Grantor hereby agrees to all the terms and provisions of the Intercreditor Agreement applicable to it as a Grantor thereunder. Each reference to a “Grantor” in the Intercreditor Agreement shall be deemed to include the New Grantor. The Intercreditor Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to each Authorized Representative, each Collateral Agent and the other Secured Parties that (a) it has the full power and authority to enter into this Supplement and (b) this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Bankruptcy Law and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Supplement by facsimile or other electronic method of transmission shall be effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Annex III-1

SECTION 6. To the extent permitted by law, any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof and of the Intercreditor Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Intercreditor Agreement. All communications and notices hereunder to the New Grantor shall be given to it in care of the Company as specified in the Intercreditor Agreement.

SECTION 8. The Company agrees to reimburse each Collateral Agent and each Authorized Representative for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel, in each case, as required by the applicable Secured Credit Documents.

[Signature pages follow]

Annex III-2

IN WITNESS WHEREOF, the New Grantor, the Credit Agreement Collateral Agent, the Initial Additional Authorized Representative and each other Authorized Representative have duly executed this Supplement to the First Lien Intercreditor Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Annex III-3

Acknowledged by:

CITIZENS BANK, N.A.,

as the Credit Agreement Collateral Agent and Authorized Representative

By:
Name:
Title:

By:
Name:
Title:

ANKURA TRUST COMPANY, LLC,

as Initial Additional Collateral Agent and Initial Additional Authorized Representative

By:
Name:
Title:

[OTHER AUTHORIZED REPRESENTATIVES AND COLLATERAL AGENTS]

Annex III-4